Exhibit 99.2

GENERAL MOTORS

MARY BARRA

Chairman and CEO

DEUTSCHE BANK

GLOBAL AUTO INDUSTRY CONFERENCE

January 10, 2017



2017 Chevrolet Bolt EV

TRACK RECORD OF EARNINGS GROWTH

Consistently delivering improved results

EPS-diluted-adjusted


$3.18
$4.12
$5.02
High-end
$5.50 - $6.00
$6.00 - $6.50
2013
2014[1]
2015
2016 Outlook
2017 Outlook

[1]Represents core operating performance (i.e., adjusted for major recall campaigns)

GENERAL MOTORS

CREATING SHAREHOLDER VALUE

Delivering results today while preparing for the future

Established track record of strong financial performance

Driving cost efficiencies

Compelling growth opportunities

Disciplined capital allocation framework

An industry leader in return on invested capital[1]

[1]As adjusted

GM IS A DIFFERENT COMPANY

- Focused
- Disciplined
- Better

Winning product and brand portfolio

Strong North America margins

Well positioned to perform through the cycle

Capitalizing on advancements in technology

Investment grade balance sheet

Winning team

WE ARE REDEFINING THE FUTURE OF PERSONAL MOBILITY



OWN THE CUSTOMER RELATIONSHIP BEYOND THE CAR

Technology & Innovation

Connectivity | Alternative Propulsion | Autonomous | Sharing

CORE BUSINESS AND GROWTH

Winning Portfolio | Efficiencies | Grow in China & Cadillac

Strong Brands | Adjacent Business Growth

FOUNDATION

People | Values/Behaviors

LEAD IN TECHNOLOGY AND INNOVATION

Connectivity


Tell Me Baby
Red Hot Chili Peppers
Mike's Phone

>12 million
connected vehicles

Alternative Propulsion



Chevrolet Bolt
238 mile range

Autonomous



Cruise
Automation

Sharing


MAVEN

Lyft/Maven


SUMMARY
2017 GMC Acadia

Strong financial results

GM is a better, more disciplined, more focused company

We are redefining the future of personal mobility

Track record of delivering on commitments

GENERAL MOTORS

DAN AMMANN

President

DEUTSCHE BANK

GLOBAL AUTO INDUSTRY CONFERENCE

January 10, 2017


2018 Chevrolet Equinox

KEY MESSAGES


2017 Chevrolet Cruze Hatch

Strong growth opportunities

Disciplined resource allocation

Lead in safe autonomous vehicles for ride-sharing at scale

DELIVERING TOP LINE PERFORMANCE

Focused on earning customers for life and growing our brands

2013-2016

Total Net Revenue *($Billions)*



~$155
~($7)
~($13)
~$30
~$165
2013
Market Exits
FX Translation
Revenue Performance
2016E

GENERAL MOTORS

GROWING FASTER THAN THE INDUSTRY

Adjacent businesses fueling growth

2013-2016

CAGR *(Revenue adjusted for FX)*


3%
1%
Global Industry Volume
Global Industry Volume (ex-China)

GROWING FASTER THAN THE INDUSTRY

Adjacent businesses fueling growth

2013-2016

CAGR *(Revenue adjusted for FX)*


3%
1%
6%
5%
15%
Global Industry Volume
Global Industry Volume (ex-China)
GM Revenue Performance
GM Vehicle Revenue
GM Adjacencies Revenue

RICHER MIX

Increases driven by our vehicle segment mix

2013-2016

GM Total Revenue/Wholesale Units
(Revenue adjusted for FX)



$23,800
$24,400
$25,600
$26,700
2013
2014
2015
2016E

RISING GM FULL-SIZE PICK-UP AVERAGE TRANSACTION PRICES

Our product strategy is delivering results


2013-2016
Average Transaction Price
$45,000
$40,000
$35,000
$30,000
$35,300
$39,000
$40,400
$42,200
2013
2014
2015
2016E

Source: PIN as of 12/18/16

CADILLAC TRANSACTION PRICE AMONG THE HIGHEST IN LUXURY


$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
2013
2014
2015
2016
MERCEDES
CADILLAC
BMW
AUDI
LEXUS
INFINITI
LINCOLN

Source: PIN as of 12/18/16

Cadillac 2016 CYTD ATP is among the highest within luxury brands at ~$54,000

RICHER MIX IN CHINA

Increases driven by improved vehicle mix

2013-2016

Automotive China JV Total Revenue/Wholesale Units


¥73,600
¥74,800
¥74,500
¥78,000
2013
2014
2015
2016E

GENERAL MOTORS

STRONG UPCOMING LAUNCH CADENCE

2011-2016 Launch cadence average
~26% Volume

2017-2020 Launch cadence average
~38% Volume

% of GM global sales from new or refreshed model introductions
(Less than 18 months in production)


19%
18%
30%
28%
25%
34%
36%
30%
38%
47%
2011
2012
2013
2014
2015
2016
2017E
2018E
2019E
2020E

Product cadence drives brand strength and profit growth

GM GLOBAL SALES FROM NEW OR REFRESHED MODELS BY TYPE

2011-2016
GM global new or refreshed vehicle sales



Trucks, SUVs, and Crossovers
Cars
~38%
~62%

2017-2020
GM global new or refreshed vehicle sales



Trucks, SUVs, and Crossovers
Cars
~52%
~48%

Greater proportion of launches will be Trucks, SUVs, and Crossovers

WINNING LAUNCH PRODUCTS



2018 Chevrolet Equinox



2018 GMC Terrain



2018 Chevrolet Traverse

WE MADE BOLD DECISIONS TO IMPROVE ROIC-ADJ

Chevy Europe
Opel capacity
Russia
Australia

Thailand
Indonesia
Brazil



And continue to deploy capital where it will generate strong returns

EXTERNAL FORCES DRIVING RESOURCE REALLOCATION

- Segment shifts (e.g. Car to SUV)
- Changing profit pools
- Regulation
- Geopolitical/Macro
- Alternative Propulsion
- Transportation as a Service
- Autonomous Vehicles

Portfolio planning and resource reallocation

IMPROVED RESOURCE ALLOCATION

INCREASE

Adds ~$2B	Drops ~$2B
High margin franchises	Unprofitable markets
Advanced technologies	Declining segments
Manufacturing efficiency	Footprint optimization

DECREASE

GM TO LEAD IN SAFE AUTONOMOUS VEHICLES FOR RIDE-SHARING APPLICATIONS AT SCALE


Tell Me Baby
Mike's Phone

Connectivity


BOLT EV

Vehicle Platform


cruise

Autonomous Technology



Manufacturing Capability


lyft

Network


2017 Chevrolet Cruze Hatch

SUMMARY

Strong growth opportunities

Disciplined resource allocation

Lead in safe autonomous vehicles for ride-sharing at scale

GENERAL MOTORS

CHUCK STEVENS

Executive Vice President
& Chief Financial Officer

DEUTSCHE BANK

GLOBAL AUTO INDUSTRY CONFERENCE

January 10, 2017



Cadillac Escala Concept

GM IS A COMPELLING INVESTMENT OPPORTUNITY

Earnings Growth

Continued EPS growth trajectory expected

Disciplined Capital Allocation

Disciplined reinvestment and returning cash to shareholders

Robust Downside Protection

Enables sustained performance through the cycle



2016 PERFORMANCE

✓ ON TRACK

	2015 actual	Initial 2016 outlook	Current 2016 outlook
EBIT-adj.	**$10.8B**	**>2015**	✓ **>2015**
EBIT-adj. margin	**7.1%**	**>2015**	✓ **>2015**
EPS-diluted-adj.	**$5.02**	**$5.00 - $5.50**	✓ **High-end of $5.50 - $6.00**
Adj. auto FCF	**$4.8B**[1]	**~$6B**	✓ **~$6B**
ROIC-adj.	**27%**	**>2015**	✓ **>2015**
Cash returned to shareholders	**$5.7B**	**$3.8B**	✓ **$4.8B**

[1]Represents core operating performance (i.e., adjusted for major recall campaigns)

On track to deliver on record 2016 commitments

KEY TRENDS DRIVING 2017 PERFORMANCE

Tailwinds	Headwinds
Important product launches	Pricing pressure in U.S./China
Cost efficiencies	Brexit
Growth in adjacencies	Costs associated with future mobility
U.S. regulatory environment	U.S. regulatory environment
Improvement in South America	

Continued improved performance in a challenging environment

2017 CONTINUES STRONG PERFORMANCE…

Revenue growth


$Billions
$155
$156
$152
~$165
>2016
2013
2014
2015
2016 Outlook
2017 Outlook

EBIT-adj. expansion


$Billions
$8.6
$9.3
$10.8
>2015
≥2016
2013
2014[1]
2015
2016 Outlook
2017 Outlook

[1]Represents core operating performance (i.e., adjusted for major recall campaigns)

Continued growth trajectory expected

TRANSLATING INTO ROBUST EPS AND STRONG FREE CASH FLOW

EPS-diluted-adj. growth



$3.18
$4.12
$5.02
High-end
$5.50 - $6.00
$6.00 - $6.50
2013
2014[1]
2015
2016 Outlook
2017 Outlook

[1]Represents core operating performance (i.e., adjusted for major recall campaigns)

Adj. auto free cash flow



$Billions
$3.7
$4.7
$4.8
~$6
~$6
2013
2014[1]
2015[1]
2016 Outlook
2017 Outlook

Business model that generates results

WE REMAIN FOCUSED ON DRIVING COST EFFICIENCIES – AHEAD OF PLAN: MATERIAL, LOGISTICS, MANUFACTURING AND SG&A



$Billions
Original Target
Increased Target
Exceeding target by $0.5B gives us confidence to raise target by $1.0B
$2.4
$2.2
$4.0
$3.5
$5.5
$4.7
$6.5
$5.5
Expect ~$3B of net savings after investments in brand-building, engineering and technology
2015 Actual
2016 Outlook
2017
2018

Increasing target from $5.5B to $6.5B

DISCIPLINED CAPITAL ALLOCATION FRAMEWORK

Reinvest in business to drive growth and 20+% ROIC-adj.

$20B target cash

Investment grade balance sheet

Return all available free cash flow to shareholders

HISTORY OF RETURNING SIGNIFICANT CASH TO SHAREHOLDERS



$Billions
Share Buyback
Dividends
$5.5
$2.1
$5.7
$4.8
2012/2013
2014
2015
2016

~$18B
since 2012
(>90% of adj.-automotive FCF & >30% of market cap)

Capital deployment will drive shareholder value

DISCIPLINED EXECUTION OF CAPITAL ALLOCATION STRATEGY CONTINUES

2016	2017
~$9B in capex	~$9B in capex
$0.38 quarterly dividend	Maintain $0.38 quarterly dividend
Completed $5B share repurchase authorization	Complete $4B 2nd authorization
$1B towards 2nd authorization ($4B)	Announced 3rd authorization of share repurchases ($5B)

Returning value to shareholders



WELL POSITIONED TO PERFORM THROUGH CYCLE… IF A 25% DOWNTURN IN THE U.S., EXPECT TO:

Generate positive EBIT-adj. both globally and in North America

Continue investment in critical technologies and product

Maintain current dividend

Continue to deliver through the cycle


2017 GMC Sierra Denali

2017 OUTLOOK

	2017 outlook
Revenue	>2016
EBIT-adj.	≥2016
EBIT-adj. margin	≥2016
EPS-diluted-adj.	$6.00 – $6.50
Adj. auto FCF	~$6B
ROIC-adj.	>25%
Cash returned to shareholders	>2016

GM IS A COMPELLING INVESTMENT OPPORTUNITY

Earnings Growth

Continued EPS growth trajectory expected

Disciplined Capital Allocation

Disciplined reinvestment and returning cash to shareholders

Robust Downside Protection

Enables sustained performance through the cycle



FORWARD LOOKING STATEMENTS

In this presentation and in related comments by management, we use words like "anticipate," "appears," "approximately," "believe," "continue," "could," "designed," "effect," "estimate," "evaluate," "expect," "forecast," "goal," "initiative," "intend," "may," "objective," "outlook," "plan," "potential," "priorities," "project," "pursue," "seek," "should," "target," "when," "will," "would," or the negative of any of those words or similar expressions to identify forward-looking statements that represent our current judgment about possible future events. In making these statements we rely on assumptions and analyses based on our experience and perception of historical trends, current conditions and expected future developments as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors, both positive and negative. These factors include among others: (1) our ability to maintain profitability over the long-term, including our ability to fund and introduce new and improved vehicle models that are able to attract a sufficient number of consumers; (2) the success of our full-size pick-up trucks and SUVs; (3) global automobile market sales volume, which can be volatile; (4) the results of our joint ventures, which we cannot operate solely for our benefit and over which we may have limited control; (5) our ability to realize production efficiencies and to achieve reductions in costs as we implement operating effectiveness initiatives throughout our automotive operations; (6) our ability to maintain quality control over our vehicles and avoid material vehicle recalls and the cost and effect on our reputation and products; (7) our ability to maintain adequate liquidity and financing sources including as required to fund our new technology; (8) our ability to realize successful vehicle applications of new technology and our ability to deliver new products, services and customer experiences in response to new participants in the automotive industry; (9) volatility in the price of oil; (10) the ability of our suppliers to deliver parts, systems and components without disruption and at such times to allow us to meet production schedules; (11) risks associated with our manufacturing facilities around the world; (12) our ability to manage the distribution channels for our products; (13) our ability to successfully restructure our operations in various countries; (14) the continued availability of wholesale and retail financing in markets in which we operate to support the sale of our vehicles, which is dependent on those entities' ability to obtain funding and their continued willingness to provide financing; (15) changes in economic conditions, commodity prices, housing prices, foreign currency exchange rates or political stability in the markets in which we operate; (16) significant changes in the competitive environment, including the effect of competition and excess manufacturing capacity in our markets, on our pricing policies or use of incentives and the introduction of new and improved vehicle models by our competitors; (17) significant changes in economic, political, regulatory and market conditions in the countries in which we operate, particularly China, with the effect of competition from new market entrants and in the United Kingdom with passage of a referendum to discontinue membership in the European Union; (18) changes in existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations particularly laws, regulations and policies relating to vehicle safety including recalls, and including where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; (19) stricter or novel interpretations and consequent enforcement of existing laws, regulations and policies; (20) costs and risks associated with litigation and government investigations including the potential imposition of damages, substantial fines, civil lawsuits and criminal penalties, interruptions of business, modification of business practices, equitable remedies and other sanctions against us in connection with various legal proceedings and investigations relating to our various recalls; (21) our ability to comply with the terms of the DPA; (22) our ability to manage risks related to security breaches and other disruptions to our vehicles, information technology networks and systems; (23) significant increases in our pension expense or projected pension contributions resulting from changes in the value of plan assets, the discount rate applied to value the pension liabilities or mortality or other assumption changes; (24) our continued ability to develop captive financing capability through GM Financial; and (25) changes in accounting principles, or their application or interpretation, and our ability to make estimates and the assumptions underlying the estimates, which could have an effect on earnings.

GM's most recent reports on Form 10-K and Form 10-Q filed with the U.S. Securities and Exchange Commission, provide information about these and other factors, which we may revise or supplement in future reports. GM does not undertake to update any forward-looking statements that it may make except as required by applicable law. All subsequent written and forward-looking statements attributed to GM or any person acting on its behalf are expressly qualified in their entirety by the factors referenced above.

GM's Investor Relations website at http://www.gm.com/investors contains a significant amount of information about GM, including financial and other information for investors. GM encourages investors to visit our website as information is updated and new information is posted.

GENERAL MOTORS

SELECT SUPPLEMENTAL FINANCIAL INFORMATION

NON-GAAP MEASURES

See our Form 10-K and Form 10-Q reports filed with the U.S. Securities and Exchange Commission for a description of certain non-GAAP measures used by GM, including EBIT-adjusted, EPS-diluted-adjusted, ROIC-adjusted and adjusted automotive free cash flow, along with a description of various uses for such measures. Our calculation of these non-GAAP measures are set forth within these reports and this presentation and may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related U.S. GAAP measures.

RECONCILIATION OF EBIT-ADJUSTED AND EPS-DILUTED-ADJUSTED

($B, except Margin and EPS)	2013	2014	2015
Net income attributable to stockholders	**5.3**	**3.9**	**9.7**
Subtract:			
Automotive Interest Expense	(0.3)	(0.4)	(0.4)
Automotive Interest Income	0.2	0.2	0.2
Gain (loss) on extinguishment of debt	(0.2)	0.2	0.4
Income Tax Benefit (Expense)	(2.1)	(0.2)	1.9
Add Back Special Items[1]:			
Goodwill impairment charges	0.4	0.1	—
Impairment charges of property and other assets	0.8	0.4	0.4
Pension settlement charges	0.1	—	—
Korea wage litigation	(0.6)	—	—
DPA financial penalty	—	—	0.9
Ignition switch civil litigation charges	—	—	0.7
Ignition switch recall compensation program	—	0.4	0.2
Recall campaign catch-up adjustment	—	0.9	—
Venezuela currency devaluation	0.2	0.4	0.6
Flood damage	—	0.1	—
Russia exit costs	—	—	0.4
Other	(0.1)	0.1	0.4
Total Special items	**0.8**	**2.3**	**3.2**
EBIT-Adjusted	**8.6**	**6.5**	**10.8**
Costs related to Recall		2.8[3]	
Core Operating Performance	**8.6**	**9.3**	**10.8**
Net Revenue	155.4	155.9	152.4
EBIT-Adjusted Margin from Core Operations	**5.5%**	**6.0%**	**7.1%**
EBIT-Adjusted Margin	*5.5%*	*4.2%*	*7.1%*
Diluted earnings per common share	**2.38**	**1.65**	**5.91**
Adjustments[2]	1.11	1.73	1.68
Tax effect of adjustments	(0.03)	(0.33)	(0.13)
Tax adjustments	(0.28)	—	(2.43)
Impact of costs related to recall	—	1.07	—
EPS-Diluted-Adjusted from Core Operations	**3.18**	**4.12**	**5.02**
EPS-Diluted-Adjusted	*3.18*	*3.05*	*5.02*

[1]Included in operating income
[2]Includes the adjustments disclosed in the Segment Reporting note to our consolidated financial statements and our condensed consolidated financial statements
[3]GMNA major recall campaign expense was $2.4B
Note: Results may not sum due to rounding

RECONCILIATION OF ADJUSTED AUTOMOTIVE FREE CASH FLOW

($B)	2013	2014	2015
Automotive Operating Cash Flow	11.0	10.1	10.0
Less: Capital Expenditures	(7.5)	(7.0)	(7.8)
Adjustments[1]	0.2	—	—
Adj. Automotive Free Cash Flow	**3.7**	**3.1**	**2.2**
Recall Related[2]	—	1.6	2.5
Adj. Automotive Free Cash Flow - Excluding Recall	**3.7**	**4.7**	**4.8**

[1]Additional information on adjustments available in respective Form 10-K or 10-Q
[2]Incremental costs related to 2014 ignition switch recall
Note: Results may not sum due to rounding

RECONCILIATION OF ROIC-ADJUSTED

($B)	2013	2014	2015
Numerator:			
Net income attributable to common stockholders	5.3	3.9	9.7
Subtract:			
Automotive Interest Expense	(0.3)	(0.4)	(0.4)
Automotive Interest Income	0.2	0.2	0.2
Gain (loss) on extinguishment of debt	(0.2)	0.2	0.4
Income Tax Benefit (Expense)	(2.1)	(0.2)	1.9
Special Items[1]	(0.8)	(2.3)	(3.2)
EBIT-Adj.	**8.6**	**6.5**	**10.8**
Denominator:			
Average Equity	39.5	41.3	37.0
Add: Average automotive debt and interest liabilities (excluding capital leases)	5.0	6.8	8.1
Add: Average automotive net pension & OPEB liability	32.6	26.6	28.3
Less: Average fresh start accounting goodwill	(0.5)	(0.1)	-
Less: Average automotive net income tax asset	(34.1)	(32.4)	(33.6)
ROIC-Adj. average net assets	**42.5**	**42.2**	**39.8**
ROIC-Adj.	**20.2%**	**15.4%**	**27.2%**
Recall Related[2]	-	5.4%	-
ROIC-Adj. (Excluding Recall)	**20.2%**	**20.8%**	**27.2%**

[1]Included in operating income
[2]Additional information on adjustments can be found in filed 10-K
Note: The 2016 and 2017 outlook was determined using a consistent methodology
Results may not sum due to rounding

REVENUE RECONCILIATION

($B)	2013	2014	2015	2016E
Net Revenue	155	156	152	~165
FX Adjustment	(3)	(9)	(2)	-
FX-Adjusted Revenue	**153**	**148**	**150**	**~165**

Note: Results may not sum due to rounding

GUIDANCE RECONCILIATION

	Year Ending Dec. 31, 2016	Year Ending Dec. 31, 2017
Diluted Earnings Per Common Share	$5.47-$5.97	$6.00-$6.50
Adjustments	0.04	-
Tax effect on adjustments	(0.01)	-
EPS-diluted-adj.	**$5.50-$6.00**	**$6.00-$6.50**

($B except where noted)	Year Ending Dec. 31, 2016	Year Ending Dec. 31, 2017
Expected operating cash flow	~13	~15
Less: expected capital expenditures	~(9)	~(9)
Adjustment – discretionary pension plan contributions	2	-
Adj. automotive free cash flow	**~6**	**~6**

Note: Additional information on adjustments can be found in filed 10-Q
Does not consider the potential future impact of adjustments
Results may not sum due to rounding


FOR ADDITIONAL
INFORMATION
PLEASE VISIT:
Cadillac Escala Concept

GENERAL MOTORS

http://www.gm.com/investors
investorrelations@gm.com

GM | GM FINANCIAL

https://www.gmfinancial.com/investors-information.aspx
investors@gmfinancial.com

Important information regarding reconciliations to the non-GAAP financial measures contained in this presentation can be found in our publically filed SEC documents (10Ks & 10Qs) also located at www.gm.com/investors

GENERAL MOTORS